UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 26, 2014
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Open Text Corporation
(Exact name of Registrant as specified in its charter)
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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)
(519) 888-7111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
•Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
•Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
•Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
•Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) At the Annual Meeting of shareholders of the Company (the “Annual Meeting”) held on September 26, 2014, the proposals listed below were submitted to a vote of the shareholders.

(b) At the Annual Meeting, each of the proposals was approved by the shareholders pursuant to the voting results set forth below. Shareholders holding 104,574,476 common shares representing 85.76% of the outstanding common shares were present in person or by proxy at the Annual Meeting.

Proposal 1 - Election of Directors
The following table sets forth information regarding the election of each of the following nominees as directors of the Company until the next annual meeting of shareholders of the Company or until the successor of such director is duly elected or appointed:

		Outcome of Vote	Votes For		Votes Withheld		Broker Non-Votes
(a)	P. Thomas Jenkins;	Carried by ballot	98,198,238	96.31%	3,765,172	3.69%	2,611,066
(b)	Mark Barrenechea;	Carried by ballot	99,150,952	97.24%	2,812,458	2.76%	2,611,066
(c)	Randy Fowlie;	Carried by ballot	99,101,059	97.19%	2,862,351	2.81%	2,611,066
(d)	Gail E. Hamilton;	Carried by ballot	101,812,502	99.85%	150,908	0.15%	2,611,066
(e)	Brian J. Jackman;	Carried by ballot	99,596,293	97.68%	2,367,117	2.32%	2,611,066
(f)	Stephen J. Sadler;	Carried by ballot	84,936,954	83.30%	17,026,456	16.70%	2,611,066
(g)	Michael Slaunwhite;	Carried by ballot	96,490,296	94.63%	5,473,114	5.37%	2,611,066
(h)	Katharine B. Stevenson; and	Carried by ballot	101,558,065	99.60%	405,345	0.40%	2,611,066
(i)	Deborah Weinstein.	Carried by ballot	100,486,444	98.55%	1,476,966	1.45%	2,611,066
Proposal 2 - Re-Appointment of Independent Auditors
The shareholders approved the re-appointment of KPMG LLP, Chartered Accountants, as the independent auditors of the Company to hold office until the next annual meeting of shareholders or until a successor is appointed, as set forth below:
Votes For    Votes Withheld
103,703,328 (99.17%)    870,874 (0.83%)
There were no broker non-votes.

Item 8.01    Other Events of Importance to Security Holders.
On September 26, 2014, the Company issued a press release announcing the voting results for its election of directors at its Annual Meeting held earlier that day in Waterloo, Ontario. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release issued by Open Text Corporation on September 26, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

September 26, 2014	By:	/s/ Gordon A. Davies
Gordon A. Davies Chief Legal Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Open Text Corporation on September 26, 2014